
                                    SECURITIES AND EXCHANGE COMMISSION
                                          WASHINGTON, D.C. 20549

                                                 FORM 8-K
                                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                   Date of Report (Date of earliest event reported): November 12, 2001


                                   STATIA TERMINALS INTERNATIONAL N.V.
                          (Exact name of registrant as specified in its charter)

        Netherlands Antilles                         333-18455                            52-2003102
  (State or other jurisdiction of                 (Commission File                     (I.R.S. Employer
   incorporation or organization)                     Number)                        Identification No.)

                                           Tumbledown Dick Bay
                                   St. Eustatius, Netherlands Antilles
                                 (Address of principal executive offices)

                   Registrant's telephone number, including area code: (011) 5993-82300

                                              Not Applicable
                        ----------------------------------------------------------
                                    (Former name or former address, if
                                       changed since last report.)



                                         STATIA TERMINALS CANADA,
                                               INCORPORATED
                          (Exact name of registrant as specified in its charter)


        Nova Scotia, Canada                         333-18455-01                          98-0164788
  (State or other jurisdiction of                 (Commission File                     (I.R.S. Employer
   incorporation or organization)                     Number)                        Identification No.)

                                          3817 Port Malcolm Road
                                   Port Hawkesbury, Nova Scotia B0E 2V0
                                 (Address of principal executive offices)

                    Registrant's telephone number, including area code: (902) 625-1711

                                              Not Applicable
                        ----------------------------------------------------------
                                    (Former name or former address, if
                                       changed since last report.)
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


                       Statia Terminals International N.V.

                           Current Report on Form 8-K

Item 5. Other Events.

     On November 12, 2001,  the parent of Statia  Terminals  International  N.V.
(the "Company"), Statia Terminals Group N.V. ("Parent"), announced that it had entered into a Stock Purchase Agreement (the "Stock Purchase Agreement) with
Kaneb Pipe Line Operating Partnership, L.P. ("Kaneb"), a limited partnership organized under the laws of the State of Delaware, pursuant to which Parent will sell to Kaneb all of the outstanding capital stock of the Company, together with all of the outstanding capital stock of Statia Technology, Inc. and Statia
Marine, Inc. (together with the Company, the "Operating Subsidiaries"), in consideration for a purchase price of approximately $307 million including cash on hand and the assumption of approximately $107 million of indebtedness of the Operating Subsidiaries. The Operating Subsidiaries constitute substantially all of the assets of Parent.

     Parent has filed on November  14,  2001 with the  Securities  and  Exchange
Commission as exhibits to a Form 8-K (the "Parent Form 8-K") a copy of the Stock
Purchase Agreement and a press release dated November 13, 2001, which documents are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired:

     Not applicable.

(b)  Pro Forma Financial Information:

     Not applicable.

(c)  Exhibits:

     The following exhibits to this Form 8-K have been filed as exhibits to the Parent Form 8-K and are incorporated herein by reference.

     2.1 Stock Purchase Agreement, dated as of November 12, 2001, by and between Statia Terminals Group N.V. and Kaneb Pipe Line Operating
          Partnership, L.P., incorporated by reference to Exhibit 2.1 of the Parent Form 8-K

     99.1 Text of press  release,  dated  November  13,  2001,  issued by Statia
          Terminals Group N.V., incorporated by reference to Exhibit 99.1 of the Parent Form 8-K

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Statia Terminals International N.V.
                                                 (Registrant)

                                        By:    /s/ James G. Cameron
                                           -------------------------------------
                                            James G. Cameron
                                            Director

                                        By:    /s/ James F. Brenner
                                           -------------------------------------
                                            James F. Brenner
                                            Vice President and Treasurer


Dated:  November 14, 2001


                                        Statia Terminals Canada, Incorporated
                                                 (Registrant)

                                        By:    /s/ James F. Brenner
                                           -------------------------------------
                                            James F. Brenner
                                            Vice President and Treasurer


Dated:  November 14, 2001


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